UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): May 16, 2025

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

_______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On May 15, 2025, Protagenic Therapeutics, Inc., a Delaware corporation (the “Protagenic”), entered into the Share Exchange Agreement (the “Exchange Agreement”) with Alterola Biotech Inc., a Nevada corporation (“Alterola”), EMC2 Capital LLC, a Wyoming limited liability corporation (“EMC2”), the preferred stockholders of Phytanix set forth on Schedule A thereto (the “Preferred Stockholders”) and Colin Stott, as “Seller’s Representative (as defined therein), pursuant to which Protagenic acquired 100% of the issued and outstanding common shares of Phytanix Bio, a Nevada corporation (“Phytanix”) (such transaction, the “Combination”). Prior to the Combination, Alterola and EMC2 collectively owned 100% of the issued and outstanding shares of the common shares of Phytanix (the “Shares”), and the Preferred Stockholders collectively owned 100% of the issued and outstanding shares of Series A convertible preferred shares of Phytanix (the “Preferred Shares”). The intended ownership breakdown at closing is for Protagenic shareholders to own 35%, and the combined Alterola and EMC2 stakeholders to own 65% of the combined company subject to Protagenic shareholders’ approval.

Under the terms of the Exchange Agreement, upon the consummation of the Combination (the “Closing”), in exchange for all of the outstanding Shares of Phytanix at the Effective Time, the Protagenic will issue to Alterola and EMC2, as shareholders of Phytanix, in each case in accordance with their Pro Rata Portion (as defined in the Exchange Agreement), shares of the Protagenic’s common stock, which shares shall represent a number of shares equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the Effective Time, (B) 5,705 shares of the Protagenic’s Series C Convertible Preferred Stock, and (C) 950,000 shares of the Protagenic’s Series C-1 Convertible Preferred Stock. In addition, upon the Closing, in exchange for all of the outstanding Preferred Shares of Phytanix at the Effective Time, Protagenic will issue to the Preferred Stockholders, in accordance with their Preferred Pro Rata Portion (as defined in the Exchange Agreement), (A) an aggregate of 20,000 shares (the “Series D Payment Shares” of Series D Preferred Stock, and (b) common stock purchase warrants to purchase up to 715,493 shares of common stock. The issuance of the shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares occurred on May 16, 2025. Each share of Preferred Stock is convertible into such number of shares of Common Stock as stated in its certificate of designation, subject to certain conditions described in the Exchange Agreement. The Combination is intended to be treated as a taxable exchange for U.S. federal income tax purposes.

The Board of Directors of the Alterola (the “Board”) approved the Exchange Agreement and the related transactions, and the consummation of the Combination was not subject to approval of Alterola stockholders. Pursuant to the Exchange Agreement, Protagenic has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of shares of Preferred Stock Payment Shares into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”) and (ii) the approval of a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) (the “Change of Control Proposal”) (such Conversion Proposal, together with the Change of Control Proposal, the “Meeting Proposals”). In connection with these matters, the Protagenic has agreed to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) no later than September 1, 2025.

The Exchange Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Protagenic, on the one hand, or Alterola, EMC2, or Phytanix, on the other hand. The Exchange Agreement contains representations, warranties and covenants that the Protagenic and Alterola and EMC2 made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Exchange Agreement between the Protagenic, Alterola and EMC2 and may be subject to important qualifications and limitations agreed to by the Protagenic, Alterola and EMC2 in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Exchange Agreement. Further, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Protagenic’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

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Alterola shareholders will be given the option to swap their pro rata shareholding in Alterola (ABTI shares) for shares in Protagenic Therapeutics Inc. after receiving any required consents and holding periods. The ratios will be determined on a pro rata basis. A shareholder vote authorizing the issuance of Protagenic equity to Alterola is required and expected to occur by September 1, 2025.

Alterola Biotech Inc. intends to terminate its Securities and Exchange Commission registration and will become a privately held company reducing costs until such time that it has completed exchange of the equity to its shareholders.

Further information will be shared with shareholders of Alterola Biotech Inc. in due course.

Pursuant to the Exchange Agreement, Protagenic issued shares of Common Stock, Preferred Stock Payment Shares, Series D Payment Shares and Common Stock Warrants. Such issuances were exempt from the registration requirements of the Securities Act in reliance on Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The shares of Common Stock, Preferred Stock Payment Shares, Series D Payment Shares issued in the Combination have not been registered under the Securities Act and none of such Securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, Preferred Stock Payment Shares, Series D Payment Shares or any other securities of Protagenic.

The foregoing description of the Combination and the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Support Agreements

In connection with the execution of the Exchange Agreement, Protagenic entered into stockholder support agreements (the “Stockholder Support Agreements”) with certain of the directors and executive officers (solely in their capacity as stockholders). Pursuant to the Stockholder Support Agreements, among other things, each of Protagenic stockholder parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals.

The foregoing description of the Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Stockholder Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreements

Concurrently and in connection with the execution of the Exchange Agreement, Alterola, EMC2 and the Preferred Stockholders, solely in their respective capacity as stockholders of Phytanix, and all of the directors and executive officers of Protagenic (solely in their capacity as stockholders of Protagenic) as of immediately prior to the Closing entered into lock-up agreements with Protagenic, pursuant to which each such stockholder agreed to be subject to a 180-day lockup on the sale or transfer of shares of Protagenic held by each such stockholder at the Closing, including those shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares (including the shares of Common Stock into which such Preferred Stock Payment Shares and Series D Payment Shares are convertible) received by each such stockholder in the Combination (the “Lock-Up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-up Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

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Registration Rights Agreement

On May 15, 2025, in connection with the Exchange Agreement, Protagenic, Alterola and EMC2 entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, if, at any time after September 1, 2025, Protagenic receives a request from holders of at least forty percent (40%) of the Registrable Securities (as defined in the Registration Rights Agreement) then outstanding that Protagenic file a Form S-1 registration statement with respect to at least thirty percent (30%) of the Registrable Securities then outstanding; provided, that, if at the time of such request, the only holders of Registrable Securities are Alterola and EMC2, there shall be no threshold percent to make such request and such threshold percent that must be covered by such request shall be thirty percent (30%) (or, in each case, a lesser percent if the anticipated aggregate offering price, net of Selling Expenses (as defined in the Registration Rights Agreement), would exceed $10,000,000), then Protagenic shall as soon as practicable, and in any event within sixty (60) days after the date of such request, file a Form S-1 registration statement with the SEC.

If, at any time after September 1, 2025, Protagenic receives a request from holders of at least thirty percent (30%) of the Registrable Securities then outstanding that Protagenic file a Form S-3 registration statement with respect to outstanding Registrable Securities of such holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $7,500,000; provided, that, if at the time of such request, the only holders of Registrable Securities are Alterola and EMC2, there shall be no threshold percent to make such request and the anticipated aggregate offering price, net of Selling Expenses, must be at least $1,000,000, then Protagenic shall as soon as practicable, and in any event within thirty (30) days after the date of such request, file a Form S-3 registration statement with the SEC.

Protagenic will use its good faith commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable after such registration statement is filed.

Protagenic has also agreed to, among other things, indemnify the holders of Common Stock Preferred Stock Payment Shares signatory thereto, and each of their respective partners, members, directors, officers, stockholders, legal counsel, accountants, underwriter investment advisers and employees of each of them, each Person who controls any such holder or underwriter (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Form of Repurchase Agreement

The terms of the Exchange Agreement provides that certain former security holders of Phytanix specified therein have the right to exercise an option, but not an obligation, after the Closing and upon the occurrence of certain events, to acquire all of Protagenic’s and its direct and indirect subsidiaries’ intellectual property, rights, title, regulatory submissions, assignment of contracts, data and interests, as of the time of such acquisition, in and to PHYX-001, PHYX-002, PHYX-003, PHYX-004, and PHYX-005, in accordance with the terms and conditions of the form of Repurchase Agreement.

The foregoing summary of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

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Form of Common Warrant

In connection with the Exchange Agreement, Protagenic issued warrants to acquire up to 715,493 shares of Common Stock (the “Common Warrants”). The Common Warrants are exercisable for shares of the Common Stock on any day on or after the Initial Exercisability Date (as defined therein), in whole or in part, by delivery of a written notice, in the form attached thereto. The Common Warrants are exercisable at an exercise price of 110% of the Closing Bid Price on the Trading Day immediately preceding the Stockholder Approval Date (as defined therein) (the “Exercise Price”) and expire on the date that is the third anniversary of the Initial Exercisability Date. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, and the like. There is no established public trading market for the Common Warrants and Protagenic does not intend to list the Common Warrants on any national securities exchange or nationally recognized trading system.

The foregoing summary of the Common Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Common Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 16, 2025, Alterola, EMC2, and the Preferred Stockholders completed its business combination with Protagenic. The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company shall resign with the exceptions that Dominic Schiller and Colin Stott will remain. On May 16, 2025, Tim Rogers resigned as Executive Chairman and Director, David Hitchcock resigned as Chief Executive Officer, Secretary and Director, Nathan Thompson resigned as Chief Financial Officer and Director and Ning Qu, Michael Hunter Land and Daniel Reshef resigned as Independent Directors.

Item 7.01 Regulation FD Disclosure.

Press Release

On May 19, 2025, the Protagenic issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of Protagenic under the Securities Act.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements required by this Item, with respect to the Combination described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b) Pro forma financial information

The pro forma financial information required by this Item, with respect to the Combination described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

Forward Looking Statements

Any statements in this Current Report about the future expectations, plans, and prospects of the Company, including without limitation, statements regarding: the Combination, stockholder approval of the conversion of the Series C Preferred Stock, Series C-1 Preferred Stock and Series D Preferred Stock, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to those set forth under the caption “Risk Factors” in this Current Report on Form 8-K and in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its subsequent Quarterly Reports on Form 10-Q, and in other filings made with the SEC. In addition, any forward-looking statements included in this Current Report represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this Current Report.

No Offer or Solicitation; Important Information About the Combination and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Combination and shall not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Company nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

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(d) Exhibits.

Exhibit Number	Description
2.1

Share Exchange Agreement, dated May 15, 2025, relating to Phytanix Bio, by and between Protagenic Therapeutics, Inc., Alterola Biotech Inc., EMC2 Capital LLC, the preferred stockholders of Phytanix Bio set forth on Schedule A, and Colin Stott as Sellers’ Representative.

4.1	Form of Common Warrant
10.1	Registration Rights Agreement, dated May 15, 2025, by and between Protagenic Therapeutics, Inc., Alterola Biotech Inc. and EMC2 Capital LLC
10.2	Form of Support Agreement, dated May 15, 2025
10.3	Form of Lock-up Agreement
10.4	Form of Repurchase Agreement, dated May 15, 2025, by and among Alterola Biotech Inc., EMC2 Capital LLC and Protagenic Therapeutics, Inc.
10.5	Certificate of Designation Series C Non-Voting Preferred
10.6	Certificate of Designation Series C-1 Non-Voting Preferred
10.7	Certificate of Designation Series D Preferred
99.1	Press Release of Protagenic Therapeutics, Inc., dated May 19, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEROLA BIOTECH, INC.

Date: June 27, 2025	By	/s/ Colin Stott
Colin Stott
Chief Operating Officer

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